    As filed with the Securities and Exchange Commission on: April 30, 1999
                                                Registration No. 333-___________

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               _______________

                                   FORM S-8

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                                _______________

                         ADVANCED MICRO DEVICES, INC.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                                                    94-1692300
--------------------                                      ----------------------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


    ONE AMD PLACE, SUNNYVALE, CALIFORNIA                             94088-3453
----------------------------------------                            -----------
(Address of principal executive offices)                             (Zip Code)


             ADVANCED MICRO DEVICES, INC. 1991 STOCK PURCHASE PLAN
             -----------------------------------------------------
                           (Full title of the plan)


                                THOMAS M. MCCOY
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                 ADVANCED MICRO DEVICES, INC., ONE AMD PLACE,
                       Sunnyvale, California  94088-3453
                 ---------------------------------------------
                    (Name and address of agent for service)

                                (408) 732-2400
                             --------------------
         (Telephone number, including area code, of agent for service)

============================================================================================================================
                                                CALCULATION OF REGISTRATION FEE
============================================================================================================================
                                                           Proposed Maximum        Proposed Maximum
      Title of Securities                 Amount to            Offering                Aggregate               Amount of
       to be Registered                 be Registered       Price per Share         Offering Price          Registration Fee
----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value                2,000,000           $16.50/1/           $33,000,000.00              $9,174.00
============================================================================================================================

/1/ Estimated solely for the purpose of determining the registration fee, computed in accordance with Rule 457(h) and Rule 457(c) on the basis of the average of the reported high and low prices for the Common Stock on the New York Stock Exchange on April 29, 1999.

  The contents of the registration statements identified by the file numbers 33-39747, 333-00969 and 333-33855 are hereby incorporated by reference herein.


ITEM 8.   EXHIBITS


Exhibit
 No.                                        Exhibit Name
----                                        ------------

5.1            Opinion of Latham & Watkins.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Counsel. Reference is made to Exhibit 5.1.

24.1           Power of Attorney. Reference is made to the signature pages.

99.1           Advanced Micro Devices, Inc. 1991 Stock Purchase Plan.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Sunnyvale, California, on this 29th day of April, 1999.


                                  ADVANCED MICRO DEVICES, INC.



                         By              /s/ Francis P. Barton
                            --------------------------------------------------
                                             Francis P. Barton
                              Senior Vice President, Chief Financial Officer

                                 Power of Attorney
                                 -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints W. J. Sanders III and Francis P. Barton, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                             Title                         Date
             ---------                             -----                         ----
/s/ W. J. Sanders III                 Chairman of the Board and            April 29, 1999
______________________________
W. J. Sanders III                     Chief Executive Officer
                                      (Principal Executive Officer)

/s/ Friedrich Baur                    Director                             April 29, 1999
______________________________
Friedrich Baur

/s/ Charles M. Blalack                Director                             April 29, 1999
______________________________
Charles M. Blalack

/s/ R. Gene Brown                     Director                             April 29, 1999
______________________________
R. Gene Brown

/s/ Robert B. Palmer                  Director                             April 29, 1999
______________________________
Robert B. Palmer

             Signature                             Title                         Date
             ---------                             -----                         ----
/s/ Richard Previte                   Director, Vice Chairman              April 29, 1999
______________________________
Richard Previte

/s/ S. Atiq Raza                      Director, President, Chief           April 29, 1999
______________________________        Operating Officer and Chief
S. Atiq Raza                          Technical Officer

/s/ Joe L. Roby                       Director                             April 29, 1999
______________________________
Joe L. Roby

/s/ Leonard Silverman                 Director                             April 29, 1999
______________________________
Leonard Silverman

                                 EXHIBIT INDEX
                                 -------------

Exhibit
  No.                         Exhibit Name
-------                       ------------

5.1            Opinion of Latham & Watkins.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Counsel. Reference is made to Exhibit 5.1.

24.1           Power of Attorney. Reference is made to the signature pages.

99.1           Advanced Micro Devices, Inc. 1991 Stock Purchase Plan.